UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2006

DESERT HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Arizona	000-27931	86-0699108
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34155 N. Scottsdale Road, Suite 200, Scottsdale, Arizona 85262
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (480) 951-1941

8221 East Evans Road, Scottsdale Arizona 85260
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01 Other Events.

In a Current Report on Form 8-K dated February 22, 2006, Desert Health Products, Inc. (the “Company”), previously disclosed that the US Bankruptcy Court for the District of Arizona (the “Bankruptcy Court”) entered an order on February 9, 2006 placing the Company into a plan for Chapter 11 Reorganization (Case No. B-05-28174-Phx-CGC). In a Current Report on Form 8-K dated October 4, 2006, the Company previously disclosed that the Bankruptcy Court entered an order on April 20, 2006 approving the appointment of Joe Keilp as Bankruptcy Examiner.

As a result of the Bankruptcy Court’s Chapter 11 order on February 9, 2006, the Company has been unable to complete and file its most recent quarterly reports on Form 10-QSB and Annual Reports on Form 10-KSB. The Company is electing to file the monthly reports delivered to the Bankruptcy Examiner, including monthly financial statements. These financial statements are not audited and have not been reviewed or compiled by independent auditors, and therefore may not be prepared in accordance with generally accepted accounting principles. However, the management of the Company believes that the financial statements accurately reflect the financial condition of the Company.

On June 9, 2006, the Company filed monthly financial reports to the Bankruptcy Examiner for the month of March 2006. A copy of the monthly financial reports to the Bankruptcy Examiner for the month of March 2006 is attached hereto as Exhibit 99.1.

A summary of the material events in the bankruptcy proceedings for the month of March 2006 is as follows:

1.  The Unsecured Creditors’ Committee filed an Emergency Motion for Approval of Chief Executive Officer on March 14, 2006. Subsequently, David Stewart was appointed as Chief Executive Officer. (The Company previously disclosed the appointment of Mr. Stewart as officer in a Current Report on Form 8-K dated March 27, 2006.)

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Monthly Financial Report to Bankruptcy Examiner for the period March 1, 2006 to March 30, 2006.

[SIGNATURES PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESERT HEALTH PRODUCTS, INC. (Registrant)

Date: October 4, 2006	By:	/s/ David Stewart
David Stewart, Chief Executive Office